                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant X
Filed by a Party other than the  Registrant ___
Check the appropriate box:
        Preliminary Proxy Statement
        Confidential, for Use of the Commission Only (as permitted by
            Rule 14A-6(e)(2))
  X     Definitive Proxy Statement
        Definitive Additional Materials
        Soliciting Material Pursuant to ss.240.14a-12

                               NEDAK ETHANOL, LLC
                -----------------------------------------------

                (Name of Registrant as Specified In Its Charter)
                  ---------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
  X        No fee required
           Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11
         1)       Title  of  each  class  of  securities  to  which  transaction applies: .
         2)       Aggregate number of securities to which transaction applies: .
         3)       Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the
                  amount on which the filing fee is calculated  and state how it was determined): .
         4)       Proposed maximum aggregate value of transaction: .
         5)       Total fee paid: .

           Fee paid previously with preliminary materials
           Check    box if any part of the fee is offset as provided  by
                  Exchange  Act Rule 0-11(a)(2)  and  identify the filing for which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid: .
         2)       Form, Schedule or Registration Statement No.:________________.

         3)       Filing Party:________________________________.

         4)       Date Filed:_____________________.

          87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713

                               September 18, 2008

To the Members of NEDAK Ethanol, LLC:

     The Annual  Meeting of Members of our  Company  will be held on  Wednesday,
October 15, 2008, at 1:00 p.m. Central  Standard Time at the Atkinson  Community
Center, West Highway 20, Atkinson, Nebraska 68713.

     A Notice  of the  meeting,  a Proxy  Card and  Proxy  Statement  containing information about matters to be acted upon are enclosed.  Additionally  enclosed is the Company's Fiscal 2007 Annual Report,  which includes the Company's Annual
Report on Form 10-KSB for the 2007 fiscal year.  Members are entitled to vote at the Annual Meeting on the basis of their  Membership  Units owned on the "record date" as explained in the attached Notice of Annual Meeting and Proxy Statement.
If you attend the Annual  Meeting in October,  you may  nevertheless  revoke the proxy and vote in person even though you  previously  mailed the enclosed  Proxy
Card.

     It is important that your Units be  represented  at the meeting  whether or not you are  personally in  attendance,  and I urge you to review  carefully the
Proxy  Statement  and sign,  date and  return  the  enclosed  Proxy Card at your earliest  convenience.  I look forward to meeting you and with our Directors and
Officers, reporting our activities and discussing the Company's business. I hope you will be present.

                                        Very truly yours,

                                        Everett Vogel
                                        Chairman of the Board

          87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713

                       NOTICE OF ANNUAL MEETING OF MEMBERS
                           TO BE HELD OCTOBER 15, 2008

To the Members of NEDAK Ethanol, LLC:

     NOTICE IS HEREBY  GIVEN  that the Annual  Meeting  of the  Members of NEDAK
Ethanol, LLC, a Nebraska limited liability company (the "Company"), will be held
Wednesday,  October 15, 2008,  at 1:00 p.m.  C.D.T.  at the  Atkinson  Community
Center, West Highway 20, Atkinson, Nebraska 68713, for the following purposes:

     1. To elect four Directors to serve until the 2011 Annual Members'  Meeting or until their respective successors shall be elected and qualified; and

     2. To transact such other  business as may properly come before the meeting and any adjournment thereof.

     Only Members holding Membership Units at the close of business on September
1, 2008,  will be  entitled  to notice of, and to vote at, the  meeting  and any adjournment thereof.

                                        By Order of the Board of Directors

                                        Timothy Borer, Secretary

     Your Board of  Directors  desire  that all  Members be present in person or represented  by proxy at the  Annual  Meeting.  Even if you  plan to  attend  in person,  please date,  sign and return the  enclosed  Proxy Card in the enclosed postage-prepaid  envelope at your earliest  convenience so that your vote may be counted. If you do attend the meeting in October,  you may revoke your proxy and vote in person even though you mailed the  enclosed  Proxy Card.  The Proxy Card must be signed by each registered Member exactly as set forth on the Proxy Card.

          87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713

                                 PROXY STATEMENT

                          FOR ANNUAL MEETING OF MEMBERS
                           TO BE HELD OCTOBER 15, 2008

     The enclosed Proxy Card is solicited on behalf of the Board of Directors of
NEDAK Ethanol,  LLC (the "Company") for use at the Annual Meeting of its Members
(the  "Annual  Meeting")  to be held  Wednesday,  October  15, 2008 at 1:00 p.m.
C.D.T. at the Atkinson Community Center, West Highway 20, Nebraska 68713. If the
Proxy Card is executed  and  returned to the  Company,  it  nevertheless  may be revoked  at any time  before it is  exercised  either by  written  notice to the
Secretary  of the  Company  or by  attending  the Annual  Meeting  and voting in person.

     The Company's  principal  executive  offices are located at 87590 Hillcrest
Road, Atkinson, Nebraska, 68713. This Proxy Statement and the accompanying Proxy
Card are first being sent to members on or about September 18, 2008.

     The cost of the  solicitation  of proxies will be borne by the Company.  In addition to the use of the mails,  proxies may be  solicited  personally,  or by telephone or facsimile, by the Company's principal executive officer and certain
members  of  the  Board  of  Directors  without  additional   compensation.   No
solicitation  is to be  made  by  specially  engaged  employees  or  other  paid solicitors.

              VOTING, VOTING SECURITIES AND PRINCIPAL UNIT HOLDERS

General

     Under the terms of the  Company's  Second  Amended and  Restated  Operating
Agreement dated July 18, 2007 (the "Operating Agreement"),  only Members holding
Membership  Units as of the close of business on  September 1, 2008 (the "Record
Date"), will be entitled to notice of, and to vote, either in person or by Proxy
Card,  at the  Annual  Meeting  and all  adjournments  thereof.  At the close of business on September 1, 2008, there were a total of 5,234 Units outstanding.

     Each Unit  outstanding on the Record Date entitles its owner to one vote on all matters.  With respect to the election of Directors,  every Member voting at the  election  of  Directors  may  cumulate  such  Member's  votes  and give one candidate  a number of votes  equal to the  number of  Directors  to be  elected multiplied by the number of votes to which the Member's  Units are entitled,  or distribute the Member's votes on the same principle  among as many candidates as the Member thinks fit, provided that votes cannot be cast for more than the four nominees named in this Proxy Statement. Accordingly, the four Directors nominees will be elected by a plurality  of the Units  voted.  The Company is  soliciting discretionary  authority to cumulatively  vote,  equally among all four Director nominees, all Members' Units. On all other matters, each Unit has one vote.

     Your Units will be voted in accordance with the  instructions  you indicate when you submit your Proxy Card. If you submit a Proxy Card, but do not indicate your voting instructions, your Units will be voted as follows:

     •    FOR the  election  of the  Director  nominees  listed  in  this  Proxy
          Statement; and
     •    At the  discretion of the proxy holders in a manner that they consider being in the best  interests of the Company,  upon such other business as may properly come before the Annual  Meeting or any  adjournment or postponement thereof.

Voting by Mail

     By  signing  and  returning  the  enclosed  Proxy  Card  according  to  the instructions provided, you are enabling the individuals named on the Proxy Card, known  as  "proxies,"  to vote  your  Units at the  meeting  in the  manner  you indicate. We encourage you to sign and return the Proxy Card even if you plan to attend the meeting.  In this way your Units will be voted even if you are unable to attend the meeting.

Voting in Person at the Meeting

     If you plan to attend the Annual  Meeting  and vote in person,  the Company will  provide  you with a ballot at the  meeting.  If your Units are  registered directly in your name,  you are  considered  the Unit holder of record,  and you have the right to vote in person at the  meeting.  If your Units are held in the name of your broker or other nominee, you are considered the beneficial owner of
Units held in your name.  In that case,  and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these Units.

Quorum

     The presence of Members holding  twenty-five  percent (25%) of all Units in person or by proxy shall  constitute a quorum for the transaction of business at the Annual Meeting.  Proxies  representing a Member's Units or ballots which are marked to "withhold  authority" with respect to the election of the nominees for election as Directors will be counted for purposes of  determining  the presence or absence of a quorum for the transaction of business at the Annual Meeting and for purposes of voting for the election of the Directors. Because the Proxy Card states how the Units will be voted in the absence of instructions by the Member, executed  proxies  bearing  no  instructions  by the  Member  will be counted as present for quorum  purposes  and for the purpose of voting for the  election of the Directors.

Holdings of Management and Principal Shareholders

     The table below  indicates  certain  information  as of  September  1, 2008 regarding  the Units owned of (i) each  Director of the Company,  including  the nominees for election as  Directors,  (ii) each  executive  officer named in the
Summary  Compensation  Table, and (iii) all executive  officers and Directors of the Company as a group.

     Under the terms of the Operating  Agreement,  matters affecting the Company that require the approval of the Company's  Members require the affirmative vote of  Members  holding  a  majority  of the  outstanding  Units,  unless a greater percentage is otherwise required under the Operating  Agreement or by law. As of
September 1, 2008, there were 5,234 Units issued and outstanding.

     The following table sets forth certain information as of September 1, 2008, with respect to the Unit  ownership  of: (i) each  Director of the Company,  and
(ii) all officers and  Directors of the Company as a group.  We are not aware of any person or group (as that term is used in Section  13(d)(3) of the Securities
Exchange Act of 1934, as amended (the "Exchange  Act")) who owns greater than 5%
or who beneficially own more than 5% of our Units.  Messrs.  Borer and Fagerland serve in the capacity of executive officers.  Except as noted below, the persons listed below  possess  sole voting and  investment  power over their  respective
Units.

                                         Number of Units and Nature of Beneficial
       Name of Beneficial Owner                        Ownership(1)                          Percent of Class
----------------------------------------------------------------------------------------------------------------------

              Todd Shane                                 19 Units                                 0.36%
            Gerald Winings                             13 Units (2)                               0.25%
             Paul Corkle                               51 Units (2)                               0.96%
              Kirk Shane                               19 Units (2)                               0.36%
              Paul Seger                               40 Units (3)                               0.76%
            Clayton Goeke                              33 Units (2)                               0.63%
             Robin Olson                                 23 Units                                 0.44%
            Everett Vogel                                24 Units                                 0.46%
            Timothy Borer                                 9 Units                                 0.17%
            Jeff Lieswald                                19 Units                                 0.36%
           Kenneth Osborne                             31 Units (4)                               0.59%
           Richard Bilstein                            15 Units (2)                               0.29%
           Jerome Fagerland                              19 Units                                 0.36%
             Steve Dennis                                89 Units                                 1.70%

----------------------------------------------------------------------------------------------------------------------
All Officers and Directors as a Group                    404 Units                                7.72%
             (14 persons)
---------------------

(1)  Beneficial  ownership is  determined  in  accordance  with  Securities  and
     Exchange Commission rules and means having or sharing voting and investment power with respect to the securities.
(2)  Investment  and voting power is shared with respect to these Units  through joint ownership with the Director's spouse.
(3)  Four of the units  beneficially owned by Mr. Seger are held by a company in which he serves as an executive officer.
(4)  Investment  and  voting  power is shared  with  respect  to these  Units as ownership is held in the name of the Director's  family trust, of which the
     Director and his wife are co-trustees.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The  Company's  Operating  Agreement  provides  for a  classified  Board of
Directors  with the Board  divided  into three  classes  whose  terms  expire at different times. The Board presently has 14 Directors.  Four directors are to be elected at the Annual  Meeting to serve until the 2011  Annual  Meeting or until their respective successors shall be elected and qualified.

     The persons named in the accompanying  Proxy Card intend to vote such proxy for the election of the nominees  named below as Directors of the Company  (each of whom are current Directors of the Company) unless the Member indicates on the
Proxy  Card  that the  vote  should  be  withheld  or  contrary  directions  are indicated. If the Proxy Card is signed and returned without any direction given, the votes  represented  by the Proxy Card will be voted for the  election of the four nominees  cumulatively  and equally among all four  nominees.  The Board of
Directors  has no reason to doubt the  availability  of any of the  nominees and each has indicated his willingness to serve if so elected.  If any or all of the nominees  shall  decline  or is unable to serve,  it is  intended  that,  in the discretion of the Board of Directors,  either the  Operating  Agreement  will be amended  to  reduce  the  size of the  Board  or the  proxies  will  vote  for a substitute nominee designated by the Board of Directors.

     Proxies may not be voted for more than the four Director nominees set forth below.  Because  Members  cumulatively  vote for  Directors,  the four  Director nominees  receiving  the  highest  number of votes  cast will be  elected at the
Annual Meeting.

Nominees

     The Board of Directors has adopted a definition of  "Independent  Director"
based upon the rules  applicable to companies  listed on the Nasdaq Stock Market
(though the Units do not trade on any such  market),  but the Board has modified that  definition  so as to not  exclude  from  the  definition  of  "independent director"  those Directors who serve as officers or employees of the Company but who do so  without  receiving  compensation  for  their  services  as  either an employee or officer (the "Independence Standard").  The Independence Standard is
not available on the Company's website,  but was attached to the Company's proxy statement for its 2007 Annual Members' Meeting (the "2007 Proxy Statement"). The
address  for all  Director  nominees  is 87590  Hillcrest  Road,  P.O.  Box 391,
Atkinson, Nebraska 68713.

     Three of the four  nominees  listed  below  have been  deemed  "Independent
Directors" by our Board of Directors, in contrast to "Interested Directors." The three independent  directors up for election are Clayton Goeke,  Robin Olson and
Everett Vogel. Jerome Fagerland does not qualify as an independent director.

    Information as of September 1, 2008 Regarding the Nominees for Directors
                 to be Elected in 2008 for Terms Ending in 2011

                           Present Term
          Name       Age      Expires              Business Experience
          ----       ---      -------              -------------------

Jerome Fagerland     59        2008    Director  of the  Company  since  2005;  President  of the
                                       Company since 2003;  General  Manager of the Company since
                                       2006;  President  of Great  Western  Bank from  2002-2006;
                                       President  and Chief  Executive  Officer of First  Western
                                       Bank from 1991 to 2002.

Clayton Goeke        74        2008    Director  of the Company  since  2005;  farmer and rancher for over the past 55 years.

Robin Olson          46        2008    Director  of the  Company  since  2005;  Director of Olson
                                       Industries,  Inc., a manufacturer  of airport light bases, irrigation systems, commercial trash containers,  electric utility  poles  and  other  galvanized  products,  for  23 years; Principal of Alpha Galvanizing.

Everett Vogel        55        2008    Director of the  Company  since  2005,  Chairman  and Vice
                                       President  of  the  Company  since  2006;   President  and
                                       Director of Stuart  Fertilizer and Grain,  Inc., a blender and distributor of agricultural fertilizers since 1985.

THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT THE MEMBERS  VOTE FOR THE
ELECTION   AS   DIRECTORS   OF   THE   PERSONS   NAMED   UNDER    "ELECTION   OF
DIRECTORS--NOMINEES."

Continuing Directors

     Set forth below is information  regarding the Directors of the Company. Mr.
Osborne  does  not meet the  definition  of  "independent  director"  under  the
Independence  Standard.  The address for all Directors is 87590  Hillcrest Road,
P.O. Box 391, Atkinson, Nebraska 68713.

 Information as of September 1, 2008 Regarding the Directors Who are Not Nominees
                For Election and Whose Terms Continue Beyond 2008

                                        Present Term
          Name                Age          Expires                          Business Experience
          ----                ---          -------                          -------------------
Richard Bilstein              62            2009         Director of the Company  since 2005;  Vice Chairman of the
                                                         Company   since   2006; Farm  Manager  of Seger  Farms  for
                                                         36 years.

Timothy Borer(3)              44            2009         Director  of  the  Company   since  2005;   Secretary  and
                                                         Treasurer of the Company since 2003;  Self-employed  since
                                                         2006;  Manager  of  Galyen  Land and  Cattle  for 23 years prior to becoming self-employed.

Steve Dennis                  48            2009         Director of the Company  since 2005;  Owner and manager of
                                                         O'Neill  Grain Co.,  a grain  elevator  operation,  for 17 years.

Jeff Lieswald(3)              47            2009         Director of the Company  since 2005;  Principal  of Agland
                                                         Electric  Motor and has worked  as  an   electrician    for
                                                         21 years.

Kenneth Osborne(2)            65            2009         Director  since 2005;  Mr.  Osborne has been the President and Director of Osborne Construction, Inc. since 1966.

Paul Corkle                   56            2010         Director  of the Company  since  2005;  Farmer and rancher and owner of Corkle Insurance Agency since 1979.

Paul Seger                    69            2010         Director of the Company  since 2005;  owner of Seger Farms since 1967;  president of Seger Grain and  Trucking  since
                                                         1974;  president of Seger  Funeral  Homes since 1960 and a director since 1985.

Kirk Shane(1)                 51            2010         Director  of the Company  since 2005.  Owner of a farm and ranch which he has operated for 30 years.

Todd Shane(1)                 45            2010         Director  of the Company  since  2005;  farmer and rancher with HBK Land & Cattle Co. since 1985.

Gerald Winings(2)             67            2010         Director  of the Company  since 2005;  manager of Atkinson
                                                         Fertilizer,    Inc.   a   blender   and   distributor   of
                                                         agricultural fertilizers for ten years.
-------------------

(1)  Messrs. Todd Shane and Kirk Shane are brothers.
(2)  Messrs. Gerald Winings and Kenneth Osborne are brothers-in-law.
(3)  Messrs. Timothy Borer and Jeff Lieswald are brothers-in-law.

                              CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

     During Fiscal Year 2007,  17 meetings of the Board of Directors  were held.
In addition,  seven  meetings of the Audit  Committee  were held. The Nominating
Committee and the Corporate  Governance/Compensation  Committee were established by the Board in January  2007.  The  Nominating  Committee  held three  meetings during  fiscal year 2007,  and the Corporate  Governance/Compensation  Committee
held four meetings during fiscal year 2007. With the exception of Messrs. Goeke,
Seger,  Dennis,  Shane (Kirk) and Winnings,  each of the  Directors  attended at least 75% of the  aggregate  meetings of the Board of Directors and the meetings held by the  committees of the Board of Directors on which each Director  served during fiscal year 2007. The Company strongly encourages its Directors to attend all annual  meetings,  and all Director  nominees  attended the  Company's  2007
Annual Meeting.

     Audit Committee

     The  Company  has  a  separately   designated   standing  Audit   Committee
established  in accordance  with section  3(a)(58)(A) of the Exchange Act, whose members include Messrs. Bilstein and Seger, Co-Chairmen,  Todd Shane and Timothy
Borer, all of whom meet the Independence  Standard. The Audit Committee operates under a  written  charter  which was  approved  by the  Board of  Directors  and subsequently  amended on May 16,  2007,  which was attached as to the 2007 Proxy
Statement.  The Audit Committee makes  recommendations to the Board of Directors regarding  the  engagement of the  independent  auditors for audit and non-audit services;  evaluates  the  independence  of the  auditors  and reviews  with the independent  auditors the fee, scope and timing of audit and non-audit services.
The Audit Committee also is charged with monitoring the Company's Code of Ethics and Related Party Policy.

     Corporate Governance / Compensation Committee

     The Company's Corporate Governance/Compensation Committee was formed by the
Board of Directors on January 29, 2007. Its Charter,  attached to the 2007 Proxy
Statement,  was adopted by the Board of Directors  on January 29, 2007,  and was
subsequently  modified by the Board of Directors on May 16, 2007.  The Corporate
Governance  /  Compensation  Committee's  members  are  Everett  Vogel,  Richard
Bilstein, Timothy Borer and Kenneth Osborne, all of whom, excepting Mr. Osborne, meet the Independence Standard.

     The  Corporate  Governance /  Compensation  Committee  was appointed by the
Board to (i) lead the Board in its annual review of the compensation provided to the Board and management,  (ii) recommend corporate governance guidelines to the
Board,  (iii) review and discuss with  management the  Committee's  compensation discussion and analysis  provided in its proxy  statement,  and (iv) provide any reports  of the  Committee  regarding  compensation  which  are  required  to be
included  in  the  Company's  proxy  statements.   The  Corporate  Governance  /
Compensation  Committee may delegate its functions to sub-committees if it deems such delegation appropriate.

     Nominating Committee

     The  Nominating  Committee  was  appointed  by the  Board of  Directors  to identify and  recommend  approval of all Director  nominees to be elected at the annual Members' meetings and to recommend to the Board of Directors nominees for each  committee  of the  Board.  On January  29,  2007,  the Board of  Directors
approved the Nominating Committee Charter, which was subsequently revised on May
16, 2007 and was attached to the 2007 Proxy Statement.  The Nominating Committee
Charter is not  available on the Company's  website.  The  Nominating  Committee consists of Timothy  Borer,  Todd Shane and Gerald  Winings.  All members of the
Nominating Committee meet the Independence Standard.

     The  Nominating  Committee  may seek input from other  Directors  or senior management in identifying candidates.  Members may propose nominees for Director by following  the  procedures  set forth in the section of this Proxy  Statement entitled "MEMBER PROPOSALS FOR 2009 ANNUAL MEETING."

     The qualifications  used in evaluating  Director candidates include but are not limited to: time commitments,  attendance,  business  judgment,  management, accounting,  finance,  industry knowledge, as well as, personal and professional  ethics,  integrity and values.  The Nominating  Committee  further reviews  the  qualifications  of any  candidate  in the  context of the  current composition  of the Board of Directors  and the needs of the  Company.  The same identifying  and  evaluating  procedures  apply to all  candidates  for Director nomination,  whether  nominated by Members or by the Nominating  Committee.  The
Nominating  Committee  has approved all of the nominees for Director  identified above under PROPOSAL 1.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant  to  Section  16(a)  of the  Exchange  Act,  once  the  Units  are registered  under section 12 of the Exchange Act,  officers and Directors of the
Company and persons  beneficially owning 10% or more of the Units (collectively,
"reporting  persons") must file reports on Forms 3, 4 and 5 regarding changes in their  holdings of the  Company's  equity  securities  with the  Securities  and
Exchange  Commission  ("SEC").  Based  solely  upon a review  of copies of these reports sent to the Secretary of the Company and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal
Year 2007, the Company  believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the SEC.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Compensation Committee

     The Corporate Governance / Compensation Committee is responsible for, among other things,  annually  reviewing  and  approving  the  Company's  compensation policies, and operates under a Charter attached to the 2007 Proxy Statement. The
Charter provides that the Corporate Governance / Compensation Committee may form
subcommittees  and  delegate  its   responsibilities   to  subcommittees   where
appropriate.  While the  Company's  executive  officers  do not  participate  in determining or recommending  the compensation  for the executive  officers,  Mr.
Vogel and Mr.  Bilstein,  as officers of the Board, and Mr. Borer, the Company's principal financial officer,  are members of the Committee and have participated in recommending the compensation  payable to Directors for their service as such to the Board. The Corporate Governance / Compensation  Committee has not engaged consultants to assist it in these  determinations,  though its Charter  provides that it may engage such consultants if it deems it appropriate.

     Compensation of Directors and Officers

     As of September  1, 2008,  the Company had 28 paid  employees  and does not pay, and has not paid its last three fiscal years,  any  compensation  to any of its officers for their service as officers.  The Company does not provide any of bonus, stock options,  stock appreciation  rights,  non-equity  incentive plans, non-qualified  deferred  compensation  or  pension  benefits  to  its  officers.
Further,  the Company has no agreements  with any officer,  for their service as such,  pertaining to change in control payments.  The Company does reimburse its officers for their expenses incurred relating to their service provided to us.

     On April 13,  2007,  the  Corporate  Governance  /  Compensation  Committee
recommended  that the Board adopt a policy to compensate the Directors for their services as such (the  "Policy") in the  following  amounts:  (i)  $1,000.00 per month  retainer,  (ii) $500.00 per Board  meeting  attended,  (iii)  $250.00 per
Committee  meeting  attended,  and (iv)  reimbursement of mileage at the current rate established by the Internal  Revenue  Service.  The amounts provided in (i)
through  (iii) will begin to accrue on August 1,  2007,  but no amounts  will be payable until the Company's  ethanol plant is  operational  and sales of ethanol commence.  Pursuant to the authority  granted to the Board in Section  6.1(b) of the Operating  Agreement,  the requisite number of Directors approved the Policy on April 13, 2007.  No payments  have been made to any Director  pursuant to the
Policy as of September 1, 2008.

     The Company entered into an Employment  Agreement with Jerome  Fagerland on
October 30, 2007,  under which Mr.  Fagerland will continue to serve the Company in the position of President and General Manager (the  "Employment  Agreement").
The term of the  Employment  Agreement  is four years,  may be extended  for two additional two-year periods upon the parties' consent,  and may be terminated in a manner which is customary in such agreements. We have agreed to compensate Mr.
Fagerland as follows under the Employment Agreement: (i) a base annual salary of
$130,000, with 5% annual increases, (ii) any fringe benefit programs the Company may have

in effect from time to time, (iii) customary vacation,  (iv) a vehicle allowance of $750  per  month,  and (v)  annual  bonuses,  payable  as  determined  by the
Corporate  Governance / Compensation  Committee of the Board of Directors at the
end of  the  calendar  year,  which  equal  1% of our  net  profits  (determined according to GAAP) on a quarterly basis, not to exceed 75% of base salary.

     The table below  summarizes  the amounts  paid to Mr.  Fagerland  under the
Management  Agreement  in fiscal  year 2006 and 2007 and  includes  all forms of compensation payable.

                           SUMMARY COMPENSATION TABLE

                                                         Annual Compensation
 Name and Principal Position           Year         Salary    All Other Compensation         Total

Jerome Fagerland,                      2006        $95,000          $7,014 (1)             $102,014
General Manager                        2007        $131,00         $29,171 (2)             $160,171

(1)  The amount disclosed in the table under All Other Compensation includes all amounts the Company  reimbursed  Mr.  Fagerland for  respecting  equivalent insurance costs under the terms of the Management  Agreement in fiscal year
     2006.
(2)  The amount  disclosed in the table under All Other  Compensation  includes:
     (i) $12,833 the Company reimbursed Mr. Fagerland for respecting  equivalent insurance  costs,  (ii) $12,000 for a vehicle  allowance,  and (iii) $4,338 contributed  to Mr.  Fagerland's  401(k)  plan,  all under the terms of the
     Management Agreement in fiscal year 2007.

     The table below  summarizes  amounts  paid to our  Directors in fiscal year
2007.  No payments  have been made to any Director  pursuant to the Policy as of
December 31, 2007, and the Company has no other plan to compensate  Directors in any manner.  Mr. Fagerland has agreed to not accept any  compensation  under the
Policy with respect to Committee  meetings.  The table below summarizes  amounts earned--but not yet paid--by our Directors in fiscal year 2007 under the Policy.

                               DIRECTOR COMPENSATION

                 Name               Fees Earned or Paid      Total ($) (1)
                                      in Cash ($) (1)

             Jeff Lieswald                $10,000               $10,000
              Todd Shane                  $10,250               $10,250
              Kirk Shane                   $7,750                $7,750
            Gerald Winings                 $7,000                $7,000
             Everett Vogel                 $9,250                $9,250
              Paul Seger                   $9,000                $9,000
            Kenneth Osborne                $9,000                $9,000
              Robin Olson                 $10,000               $10,000
             Clayton Goeke                 $7,500                $7,500
           Jerome Fagerland                $7,500                $7,500
             Steve Dennis                  $9,500                $9,500
              Paul Corkle                  $9,250                $9,250
             Timothy Borer                $10,250               $10,250
           Richard Bilstein               $12,500               $12,500

(1)  As discussed above, all of these amounts have been earned under the Policy, but are not payable  until  construction  of the ethanol plant is completed and we commence sales of ethanol.

                         INDEPENDENT AUDITOR INFORMATION

Independent Auditor Fees and Services

     During and in  connection  with its 2007 fiscal year,  the Company  engaged
Boulay, Heutmaker, Zibell & Co. P.L.L.P. ("Boulay") as the Company's independent registered  public  accounting  firm. The aggregate fees billed by Boulay to the
Company  for the fiscal year ended  December  31, 2007 and the fiscal year ended
December 31, 2006 are as follows:

                 Category                   Year                    Fees
         -------------------------   -------------------      -----------------
         Audit Fees (1)                     2007                  $106,789
                                            2006                  $76,500
         Audit-Related Fees                 2007                     $0
                                            2006                     $0
         Tax Fees                           2007                     $0
                                            2006                     $0
         All Other Fees                     2007                     $0
                                            2006                     $0

(1)  The  audit  fees  were  incurred  for the  audit  of the  Company's  annual financial  statements included within its annual report on Form 10-KSB, the reviews of the financial  statements  included in the  Company's  quarterly reports  on Form  10-QSB,  as well as  services  in  connection  with other statutory and regulatory  filings or engagements for the fiscal years ended
     December 31, 2007 and 2006.

Policy  on Audit  Committee  Pre-Approval  of Audit  and  Permissible  Non-Audit
Services of Independent Auditors

     The  Audit  Committee  pre-approves  all audit  and  permissible  non-audit services provided by the independent auditors.  These services may include audit services,  audit-related services, tax services and other services. Pre-approval is generally  provided for up to one year and any pre-approval is detailed as to the  particular  service or category of services and is  generally  subject to a specific  budget.  The  independent  auditors  and  management  are  required to periodically  report to the Audit  Committee  regarding  the extent of  services provided by the independent  auditors in accordance with this pre-approval,  and the fees for the  services  performed  to date.  The  Audit  Committee  may also pre-approve  particular  services on a case-by-case  basis.  One hundred percent
(100%) of all audit services were pre-approved by our Audit Committee.

Audit Committee Report

     Management  is  responsible  for the  Company's  internal  controls and the financial  reporting  process.  The independent  accountants are responsible for performing  an  independent  audit  of the  Company's  financial  statements  in accordance  with  generally  accepted  auditing  standards and to issue a report thereon.  The Audit  Committee's  responsibility is to monitor and oversee these processes.

     In this regard,  the Audit Committee has reviewed and discussed the audited financial  statements for Fiscal Year 2007 with  management and discussed  other
matters  related  to  the  audit  with  the  independent  auditors.   Management
represented to the Audit Committee that the Company's financial  statements were prepared in accordance  with  accounting  principles  generally  accepted in the
United States of America. The Audit Committee met with the independent auditors, with and without management present, and discussed with the independent auditors matters  required to be discussed by Statement on Auditing  Standards No. 61, as amended  (Communication  with Audit Committees).  The independent  auditors also provided to the Audit Committee the written  disclosures and the letter required by Independence  Standards Board Standard No. 1 (Independence  Discussions  with
Audit  Committees),  and the  Audit  Committee  discussed  with the  independent auditors the firm's independence.

     The Audit  Committee  has  considered  whether  Boulay has  maintained  its
independence   during  Fiscal  Year  2007.  Based  upon  the  Audit

Committee's  discussions with management and the independent  auditors,  and the
Audit Committee's  review of representations of management and the report of the independent  auditors to the Audit  Committee,  the Audit Committee  recommended that the Company's Board of Directors include the audited  financial  statements in the Company's  Annual  Report on Form 10-KSB for the year ended  December 31,
2007, filed with the SEC.

                                        AUDIT COMMITTEE:
                                        Richard Bilstein, Co-Chair
                                        Paul Seger, Co-Chair
                                        Todd Shane
                                        Timothy Borer

Appointment of Independent Auditors

     Our Audit Committee,  pursuant to its Charter,  has appointed Boulay as the
Company's   independent   registered   public   accounting  firm  to  audit  the
consolidated  financial  statements of the Company for our 2007 fiscal year. The
Company  does not expect  that  representatives  of Boulay  will attend the 2008
Annual Members' Meeting.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Our current Directors (in addition to one former Director) are the founders of the  Company  and were its sole  promoters.  With the  exception  of 20 Units purchased in the public offering by Mr. Corkle,  4 Units purchased in the public offering by Mr. Goeke, 14 Units purchased by Mr. Osborne in the public offering, and 22 Units purchased in the public offering by Mr. Seger,  the Units indicated
in the chart above under "Voting, Voting Securities and Principle Unit Holders,"
were  purchased  by our  Directors in private  transactions  to  capitalize  the
Company prior to our public  offering which commenced on June 15, 2006 and which concluded on September 28, 2006.

     Each of our current  Directors (in addition to one former  Director) loaned us $1,000 in 2004,  which loans bear interest at five percent per annum, and the total  principal  and interest is payable in April,  2009.  In addition,  in May
2006, each current Director  guaranteed  $10,715 of a letter of credit issued by
Great Western Bank in favor of KMIGT in order to reserve  pipeline space for our anticipated  natural  gas  requirements  under  a  Firm  Transportation  Service
Agreement we executed with KMIGT.  Each Director  received two Units each valued at $10,000 as consideration for the guarantee. Under the letter of credit, KMIGT can draw funds if we fail to make required  payments under the contract.  On May
30,  2007,  we  replaced  the  Directors'  personal  guarantees  with a $150,000 certificate of deposit with First Dakota National Bank.

     On  January  15,  2007,  we  entered  into an Option to Lease  Real  Estate
Agreement  ("Option")  with Dennis Grain,  Inc.  ("Owner"),  of which one of our
Directors, Steve Dennis, is the owner. This Option was procured as a backup site to  satisfy  our  lender's  concerns  with  outstanding  issues at our  O'Neill,
Nebraska transload  facility at the time we closed our loan facility.  Under the
Option, we have the right, within one year, to enter into a 20 year Ground Lease with  Owner with  respect to a strip of land.  The price of the option was $200, and the annual rent under a Ground  Lease,  if exercised by us, would be $3,000.
We do not anticipate  exercising the Option at this time, as the material issues at the transload facility were resolved.

     Kenneth  Osborne,  a  Director  of the  Company,  is  President  of Osborne
Construction,  Inc. ("OCI"). Mr. Osborne's son, Roland Osborne, is a shareholder in OCI and operates his own entity,  Osborne  Construction  ("OC").  OC provided site preparation work in 2006 for the Company's  ethanol plant project at a cost of approximately  $910,000. This contract was approved by the Board of Directors
with  Mr.  Osborne  abstaining  from  the  vote.  In  addition,   we  have  paid
approximately  $39,000  to OCI for road  improvements  to our plant  site.  This contract was also approved by the Board of Directors with Mr. Osborne abstaining from the vote. Jeff Lieswald,  a Director,  owns Agland Electric,  which we have paid $19,098 for  electrical  work  performed at our plant through  December 31,
2007.  Robin Olson,  a Director,  is a director  and owner of Olson  Industries,
Inc., which we have paid $9,573 for a pallet rack.

     On April 13,  2007,  the  Corporate  Governance  /  Compensation  Committee
recommended  that the Board adopt the Policy to  compensate  the  Directors  for their services in the following amounts: (i) $1,000.00 per month retainer,

                                       10

 (ii)
$500.00  per  Board  meeting  attended,  (iii)  $250.00  per  Committee  meeting attended,  and (iv)  reimbursement of mileage at the current rate established by the Internal Revenue Service. The amounts provided in (i) through (iii) began to accrue on August 1, 2007,  but no amounts  will be payable  until the  Company's ethanol  plant is  operational  and sales of ethanol  commence.  Pursuant to the authority granted to the Board in Section 6.1(b) of the Operating Agreement, the
requisite number of Directors approved the Policy on April 13, 2007. No payments have been made to any Director pursuant to the Policy as of September 1, 2008.

     The Company  entered into the Employment  Agreement with Jerome  Fagerland.
The term of the  Employment  Agreement  is four years,  may be extended  for two additional two-year periods upon the parties' consent,  and may be terminated in a manner which is customary in such agreements. We have agreed to compensate Mr.
Fagerland as follows under the Employment Agreement: (i) a base annual salary of
$130,000, with 5% annual increases, (ii) any fringe benefit programs the Company may have in effect from time to time, (iii) customary  vacation,  (iv) a vehicle allowance of $750 per month,  and (v) annual  bonuses,  payable as determined by the Corporate  Governance / Compensation  Committee of the Board of Directors at
the end of the  calendar  year,  which equal 1% of our net  profits  (determined according to GAAP) on a quarterly basis, not to exceed 75% of base salary.

     Conflicts  of interest may arise as a result of the  relationships  between and among our Members,  officers,  Directors and their affiliates,  although our officers and Directors have  fiduciary  duties to us. We do not have a committee
of  Directors   independent   of  our  promoters  or  Members  or  an  otherwise
disinterested  body to consider  transactions or  arrangements  that result from conflicts of interest. Our Operating Agreement permits the Company to enter into agreements  with Directors,  officers,  Members and their  affiliates,  provided that, in the case of transactions with Directors, if a Director with an interest in the  transaction  votes on such matter,  that the nature of such  interest is disclosed.  Our Board has adopted a Related  Party  Policy (the  "Related  Party
Policy"),  which applies to any  transaction or arrangement  having an aggregate value of $120,000 or more (a "Related  Party  Transaction")  between the Company and any of the following persons (each a "Related Person"):

     •    Any person who is or was an executive officer,  director or nominee of the Company since the beginning of the Company's last fiscal year;
     •    Any person or group beneficially  owning more than 5% of the Company's
          Units;
     •    Any immediate family member of any of the foregoing; and
     •    Any company in which any of the foregoing  persons is employed or is a partner or  principal,  or in which such  person has a 10%  beneficial interest.

     The Related Party Policy provides that the Company's Corporate Governance /
Compensation  Committee  must  pre-approve  any Related  Party  Transaction.  If pre-approval is not possible,  the Related Party Policy provides that either the
Audit  Committee or the entire Board of Directors  must ratify the Related Party
Transaction at its next regularly scheduled meeting. When determining whether to approve or ratify a Related Party Transaction,  the applicable  Committee or the
Board will  consider  factors  including  the  Related  Party's  interest in the transaction,  the  availability  (if at all) of alternate  sources of comparable products or services, whether the terms of the transaction are no less favorable than the terms generally  available in unaffiliated  transactions  under similar circumstances, the benefits to the Company, and the value of the transaction. If a Director is a Related  Party,  the Related  Party  Policy  provides  that such
Director may not participate in the Committee or Board discussions regarding the
Related Party Transaction.

     The Related Party Policy also provides that the following  transactions are not considered Related Party Transactions:

     •   Any compensation paid to a Director if such compensation is pursuant to the Board-approved standard compensation arrangements for Directors;
     •   Any  transaction  with another  company at which a Related Party's only relationship is as director and/or  beneficial owner of less than a 10%
         equity interest of that company's shares;
     •   Any  transaction  involving a Related  Party where the rates or charges involved are determined by competitive  bids, or any transaction with a
         Related  Party  involving  the  rendering  of  services  as a common or contract  carrier,  or public  utility,  at rates or  charges  fixed in conformity with law or governmental authority;

                                       11

     •   Any  transaction  with a Related  Party  involving  services  as a bank depositary of funds, transfer agent,  registrar,  trustee under a trust indenture, or similar services;
     •   Any  transaction in which the Related  Party's  interest  arises solely from the ownership of the Company's  equity  securities and all holders of the Company's equity  securities  received the same benefit on a pro rata basis (e.g. distributions); and
     •   Transactions available to Company employees generally.

     Our  Board  may  modify  the  Related  Party  Policy.   We  may  engage  in
transactions with our Directors or their affiliates with respect to the purchase of corn and the sale of  distillers  grains,  although  such  transactions  must comply with the Related  Party Policy.  We believe that  excluding our Directors and affiliates  from such  transactions  would place  unnecessary  limits on our procurement and sales.

     For purposes of determining  whether our Directors are  independent or not, our Board of Directors has adopted the Independence  Standard.  Jerome Fagerland and Kenneth  Osborne are not  considered  "independent"  under the  Independence
Standard. Mr. Osborne sits on the Corporate Governance / Compensation Committee.
Todd and Kirk Shane, Everett Vogel, Timothy Borer, Gerald Winings,  Paul Corkle,
Paul Seger,  Clayton Goeke, Robin Olson, Steve Dennis, Jeff Lieswald and Richard
Bilstein all meet the definition of "independent  director" adopted by the Board of Directors. Messrs. Fagerland, Borer and Osborne would not meet the definition of "independent director" applicable to companies whose securities are listed on the Nasdaq Stock  Market.  Mr. Borer sits on the Audit,  Corporate  Governance /
Compensation and Nominating Committees of the Board of Directors.

                    MEMBER PROPOSALS FOR 2009 ANNUAL MEETING

     We  anticipate  moving up the date for the Company's  2009 annual  Members'
meeting.  Accordingly,  under the rules of the SEC,  any Member  proposal  to be considered  by the  Company for  inclusion  in the proxy  material  for the 2009
Annual Members'  Meeting--which  we presently plan to hold on or about March 17,
2009,  2009--must be received by the Secretary of the Company,  87590  Hillcrest
Road, P.O. Box 391, Atkinson, Nebraska 68713, at a reasonable time prior to when the Company  mails the proxy  materials  for the meeting.  Accordingly,  we have determined  that  Members  must submit  proposals to the Company by December 15,
2008. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation  at the annual meeting unless certain  securities laws requirements are met.  Proposals  submitted later than December 15, 2008 will be considered  untimely and will not be included in the Company's  proxy  statement for the 2009 Annual Members' Meeting.

     In addition, the Operating Agreement provides that Members entitled to vote at a meeting may nominate a Director candidate.  Normally, Members so wishing to nominate a candidate  must provide  notice to the Company no later than 120 days prior to the date  which is the  one-year  anniversary  of the date on which the
Company  mailed the proxy  materials  for its annual  meeting in the prior year.
Because we are moving up the date of next year's  meeting,  we will also need to move up the date by which  Members  must  provide  us with  notice  of  Director nominations.  Accordingly,  Members wishing to nominate a person for election as
Director  at the  2009  annual  Members'  meeting  must  provide  the  following information to the Company by December 15, 2008: (i) the name and address of the
Member who intends to make the nomination; (ii) a representation that the Member is a holder of record of Units  entitled to vote at such  meeting and intends to appear in person or by proxy at the meeting to nominate the person  specified in the notice; (iii) the name, age, address and principal  occupation/employment of each nominee;  (iv) a description of all arrangements or understandings  between the Member  and each  nominee  and any other  person(s)  pursuant  to which such nominations are to be made; (v) such other information regarding each nominee as would be  required to be included  in a proxy  statement  filed  pursuant to the proxy rules of the SEC;  (vi) the consent of each nominee to serve as a Director if so elected;  and (vii) a nominating  petition signed and dated by the holders of at least five percent (5%) of the then outstanding  Units and clearly setting forth the proposed  nominee as a candidate for the Director's seat to be filled.
The Company may require any proposed  nominee to furnish such other  information as may  reasonably  be required by the Company to determine the  eligibility  of such  proposed  nominee to serve as a  Director.  The  presiding  Officer of the annual  meeting may, if the facts  warrant,  determine that a nomination was not made in accordance  with the foregoing  procedures,  and if so  determined,  the defective  nomination  shall be disregarded.  A copy of the Company's  Operating
Agreement will be furnished to Members  without  charge upon written  request to the Secretary of the Company.

                                       12

                              MEMBER COMMUNICATION

     Pursuant to policy  adopted by the Board of Directors on May 16, 2007,  any
Member  wishing to  communicate  with any of the Company's  Directors  regarding matters related to the Company may send  correspondence  to the Director in care of Secretary,  NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson,
Nebraska  68713.  The  Chairman  of  the  Corporate  Governance  /  Compensation
Committee will review and determine the  appropriate  response to questions from
Members,  including whether to forward  communications to individual  Directors.
The  independent  members  of the Board of  Directors  review  and  approve  the
Member's  communication  process periodically to ensure effective  communication with the Members.

                                 OTHER BUSINESS

     The Board of  Directors  knows of no other  business  to be  presented  for action at the 2008  Annual  Meeting.  If any  matters do come  before the Annual
Meeting on which action can properly be taken,  it is intended  that the proxies shall vote in accordance  with the judgment of the person or persons  exercising the authority conferred by the proxy at the Annual Meeting.

                                PERIODIC REPORTS

     The  Company's  financial  statements  and  related  financial  information required to be provided to Members in connection  with this Proxy  Statement are contained  in the  Company's  Annual  Report on Form  10-KSB for its fiscal year ended December 31, 2007 (the "Annual  Report"),  which was filed with the SEC on
April 1, 2008.  The Annual Report is attached to the Company's  Fiscal Year 2007
Annual Report, which accompanies this Proxy Statement,  but is not deemed a part of the proxy  soliciting  material.  A copy of the exhibits to the Annual Report will be mailed to Members  without  charge upon written  request to Ms.  Melinda
Osborne,  NEDAK Ethanol,  LLC, 87590  Hillcrest  Road,  P.O. Box 391,  Atkinson,
Nebraska  68713,  or by calling (402)  925-5570.  Such requests must set forth a good  faith  representation  that the  requesting  party was  either a holder of record or a beneficial  owner of Membership Units of the Company on September 1,
2008.

                              RETURN OF PROXY CARD

     Please date, sign and return the Proxy Card at your earliest convenience in the enclosed envelope.  No postage is required for mailing in the United States.
A prompt  return  of your  Proxy  Card will be  appreciated  as it will save the expense of further mailings and telephone solicitations.

                                       By Order of the Board of Directors

                                       Timothy Borer,
                                       Secretary
Atkinson, Nebraska
September 3, 2008

                                       13

                               NEDAK Ethanol, LLC
               Proxy Solicited on Behalf of the Board of Directors
                          for Annual Meeting of Members
                                OCTOBER 15, 2008

                 ---------------------------------------------------------------
Member Name
and Number
of Units Held:

                 ---------------------------------------------------------------

     The undersigned hereby appoints Jerome Fagerland, Timothy Borer and Everett
Vogel and each of them, with full power of substitution,  and hereby  authorizes them to represent the  undersigned  and to vote all of the  Membership  Units of
NEDAK  ETHANOL,  LLC  (the  "Company")  held of  record  by the  undersigned  on
September 1, 2008, at the Annual Meeting of Members of the Company to be held on
October 15, 2008 and any adjournment(s) thereof.

         The proxy  when  properly  executed  will be voted as  directed  by the undersigned  Member. If Directors are not indicated,  the proxy will be voted to elect the nominees  described in Item 1 of the Company's  Proxy  Statement.  The proxies,  in their  discretion,  are further  authorized  to vote (a) on matters which the Board of  Directors  did not know  would be  presented  at the  Annual
Meeting;  and (b) on other  matters  which may  properly  come before the Annual
Meeting and any adjournments or postponements thereof.

                  (continued, and to be signed on reverse side)
--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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                                                              Please Mark  
                                                              Here for
                                                              Address
                                                              Change or
                                                              Comments
                                                              SEE REVERSE
                                                              SIDE

1. To elect four  Directors to serve until the 2011 Annual Meeting of Members or until their respective successors shall be elected and qualified:

Director Nominees:
                                       FOR            WITHHOLD Authority
                                  all nominees         for all nominees
01  Jerome Fagerland
02  Clayton Goeke
03  Robin Olson                                               
04  Everett Vogel

If no  specification  is made, the votes  represented by this proxy will be cast
FOR the election of the nominees  listed above.  This proxy vests  discretionary authority to cumulate votes for directors.

2. To transact such other business that may properly come before the meeting and any adjournment thereof.

(INSTRUCTIONS:  To withhold  authority for any  individual  nominee,  write that nominee's name on the space provided below.)

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--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Signature __________________    Signature ________________  Date _______________

Please sign your name  exactly as it appears  hereon.  If signing  for  estates, trusts,  corporations or  partnerships,  title or capacity should be stated.  If
Units are held jointly, each holder should sign.